                                                                   EXHIBIT 10.86

                      STOCK APPRECIATION RIGHTS AGREEMENT

     This STOCK APPRECIATION RIGHTS AGREEMENT ("Agreement") dated as of February 15, 1995, is between Big O Tires, Inc., a Nevada corporation (the "Company"), and John E. Siipola ("Employee").

     This Agreement sets forth the terms and conditions of the stock appreciation rights granted by the Company to the Employee.

     Employee is employed at the pleasure of the Company as its Chairman and a Member of the Office of the Chief Executive, under the direction of the Company's Board of Directors.

     In consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee, intending to be legally bound hereby, agree as follows:

     1.   GRANT OF STOCK APPRECIATION RIGHTS.
          ----------------------------------

     (a) Subject to vesting as provided in Section 3 hereof, the Company hereby grants Employee 100,000 share equivalent units (the "Units"), each of which shall represent an equal, undivided interest in the future appreciation in the value of a share of the Company's common stock ("Common Stock").

     (b) The Company shall not be required to segregate any of its assets in order to provide for the satisfaction of its obligations with respect to the Units awarded herein. The Employee shall have no interest whatsoever in any particular property or assets of the Company.

     (c) The Units do not, in and of themselves, constitute a share of, or represent any ownership interest in, the Company. The Employee shall have no rights of a shareholder of the Company by virtue of the award of Units herein. The Units represent, upon vesting as provided in Section 3 hereof, the right to cash as provided in Section 5.

     2.   DESCRIPTION OF UNITS.     Subject to vesting as provided in Section 3
hereof, each Unit shall entitle the Employee to receive, in cash only, the difference between the Base Value of a share of Common Stock and the Market Value of a share of Common Stock on the Exercise Date (the "Net Appreciation"). Base Value shall mean $13.875 per share. Market Value shall mean, as of any Exercise Date, the average composite closing price of the Common Stock on the Nasdaq National

Market System or any national securities exchange on which the Common Stock is then traded (or if the Common Stock is not then traded on the Nasdaq National Market System or a national securities exchange, the average of the representative closing bid prices of the Common Stock on the Nasdaq Small Cap Market or the over-the-counter market), as reported in the Wall Street Journal for each of the four (4) Trading Days preceding such date. Trading Days shall mean a business day on which shares of the Common Stock have actually traded in the public markets in the U.S. Exercise Date shall have the meaning ascribed to such term in Section 4(c) hereof.

      3.  VESTING OF UNITS.   The Employee's right to exercise any Units granted
herein shall not vest until August 16, 1995. Thereafter, the Employee's right pursuant to Section 4 to exercise any Units granted herein shall vest, subject to Sections 4(b) and 7 hereof, at a rate of 16,662 Units on August 16, 1995 and at a rate of 2,777 Units on the last day of each month thereafter until the last day of January, 1998, at which time the 2,805 unvested Units shall vest. Such vesting shall occur only if the Employee is in the full time employ of the Company or any Company subsidiary on each vesting date and has been continually employed (except for such leaves of absence as have been approved by the Company's Board of Directors) for the period commencing as of the date of this Agreement.

      4.  EXERCISE OF RIGHTS.
          ------------------

      (a) Upon the exercise of the rights relating to each vested Unit, Employee will be entitled to receive payment for the Net Appreciation pursuant to Section 5 hereof. Vested Units may be exercised at the sole discretion of the Employee at any time after August 16, 1995, and continuing thereafter with no expiration date on Employee's right to exercise the Units except as provided herein.

      (b) On the date the Employee ceases, for any reason, to be employed by the Company, Employee shall forfeit all non-vested Units granted him. For this purpose, Employee's employment shall not be deemed to be continued for any days Employee is paid for accrued vacation or sick pay or for severance pay. If Employee's employment is terminated for any reason other than for Misconduct (as defined in Section 7), upon such termination all vested but unexercised Units shall be deemed to have been immediately exercised and payment shall be made to the Employee or, in the case of the Employee's death, to his designated beneficiary or beneficiaries pursuant to Section 10 hereof.

      (c) Except as provided in Section 4(b), Employee must give written notice of any exercise of rights with regard to vested Units to the Human Resources Committee of the Company and to the Chief Financial Officer of the Company at the address of the Company. Such written notice must be given in the manner or form as the Human Resources Committee may determine. Any exercise of rights will be deemed to have been made on the date such notice is received by the Human Resources Committee (the "Exercise Date").

     5.   PAYMENT FOR UNITS.
          -----------------

     (a) Upon exercise by the Employee of each vested Unit, the value of each Unit will be the Net Appreciation and Employee will be entitled to payment from the Company for the number of vested Units multiplied by the Net Appreciation.

     (b) Within 10 days after the Exercise Date of any vested Units by the Employee, the Company shall be obligated to pay the Employee in cash which shall be made by check in U.S. dollars (the "Payment Due Date"). If the Company does not have sufficient funds on hand on the Payment Due Date to make a lump sum cash payment due Employee, which determination shall be made by the Company in its sole discretion, the Company may elect to pay one half of the amount due in cash by check in U.S. dollars and to pay the balance by entering into a promissory note with Employee whereby Company will pay the payment to Employee in monthly installments over a period not to exceed 36 months. Such note shall be unsecured and shall bear interest at an annual rate equal to the prime rate as announced by the Company's then primary bank. Upon the death of the Employee prior to complete payment to him of the entire balance of any such note, all remaining payments due under the note shall be payable to the Employee's designated beneficiary or beneficiaries pursuant to Section 10 hereof. Following such payment or the entering of such a note, the Company shall reduce on its records the total number of Units held by the Employee by the number of Units exercised.

     (c) The Employee shall not be obligated to make any payments to the Company in the event that the value of his Units at any time is less than zero.

     (d) To the extent required by applicable law, the Company shall make tax withholdings on payments made by the Company. The payments required to be made by the Company under this Section 5 shall be reduced by the amount required to be withheld by the United States Internal Revenue Code and the Regulations adopted thereunder and any applicable state law.

     6.   CHANGE OF CONTROL OF COMPANY.
          ----------------------------

     (a) If the Effective Date of a Change of Control of the Company shall occur prior to August 16, 1995, Employee shall forfeit all Units, vested and non-vested, granted him and this Agreement shall be considered cancelled and of no further force or effect and no payment shall be due Employee.

     (b) For purposes of this Agreement, Change of Control shall mean: the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons (not including the Company's Employee Stock Ownership Plan) who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not immediately thereafter own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets. Effective Date shall mean the date on which the Change of Control became a legally enforceable transaction between the Company and the other party or parties to the Change of Control transaction.

     7.   TERMINATION FOR MISCONDUCT.   In the event the Employee's employment
is terminated for Misconduct, then all unexercised vested Units shall be redeemed by the Company within 30 days after termination of employment for the total cash amount of $1.00 for all such Units. The term Misconduct shall mean
(i) repeated failure to report for work other than due to illness or authorized leave of absence; (ii) conviction of a felony; (iii) an act of fraud, embezzlement or dishonesty; (iv) deliberate and intentional violation of the material policies or procedures of the Company; or (v) deliberate and intentional disregard of instructions from the Company's Board of Directors.

     8.   NONASSIGNABILITY.   No right granted herein shall be assignable or
transferable by the Employee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Except as specifically set forth above, the rights shall be exercisable only by the Employee and no other person shall acquire any interest therein.

     9. ADJUSTMENT FOR RECAPITALIZATION. If the outstanding shares of Common Stock of the Company are increased, decreased or otherwise changed through a recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made by the Board of Directors of the Company in the number of Units granted in this Agreement, the non-vested Units granted prior to the change, and Base Value of the Units vested but unexercised.

     10.  DESIGNATION OF BENEFICIARY.   The Employee may designate one or more
beneficiaries (who may be designated contingently or successively and which need not be natural persons) to receive payment for his Units pursuant to Sections 4(b) or 5(b) hereof in the event the Employee dies prior to his receiving the full amount to which he is entitled thereunder. If the Employee has not designated a beneficiary, or if a designated beneficiary predeceases the Employee, the Company shall pay the balance of the amount due the deceased Employee or beneficiary to the Employee's or beneficiary's personal representative.

     11.  NOTICES.   All notices to be given hereunder shall be deemed duly
given when delivered personally in writing or mailed, certified mail, return receipt requested, postage prepaid and addressed, as follows:

          (a)  If to be given to the Company:

               Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111
               Attn: Chief Financial Officer

               With a copy of the notice to:

               Human Resources Committee of Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111

          (b)  If to be given to Employee:

               John E. Siipola
               c/o Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111


or any such other address as either of the parties may furnish to the other in writing in accordance with this Section.

      12. MISCELLANEOUS.   This Agreement may not be changed nor can any
provision hereof be waived except by an instrument in writing duly signed by the parties to this Agreement, and for all purposes this Agreement constitutes a separate and independent agreement. This Agreement shall be interpreted, governed and controlled by the laws of the state of Colorado.

      13. INTEGRATION.   This Agreement represents the entire agreement and
understanding of the parties hereto in respect of the matters referred to herein, and supersedes any prior agreement and understanding between the parties hereto in respect of such matters.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                              BIG O TIRES, INC.


                              By:  /s/ John B. Adams, Executive Vice President

                              EMPLOYEE:


                              By: /s/ John E. Siipola

                      STOCK APPRECIATION RIGHTS AGREEMENT

     This STOCK APPRECIATION RIGHTS AGREEMENT ("Agreement") dated as of February 15, 1995, is between Big O Tires, Inc., a Nevada corporation (the "Company"), and Horst K. Mehlfeldt ("Employee").

     This Agreement sets forth the terms and conditions of the stock appreciation rights granted by the Company to the Employee.

     Employee is employed at the pleasure of the Company as its Vice-Chairman and a Member of the Office of the Chief Executive, under the direction of the Company's Board of Directors.

     In consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee, intending to be legally bound hereby, agree as follows:

     1.   GRANT OF STOCK APPRECIATION RIGHTS.
          ----------------------------------

     (a) Subject to vesting as provided in Section 3 hereof, the Company hereby grants Employee 100,000 share equivalent units (the "Units"), each of which shall represent an equal, undivided interest in the future appreciation in the value of a share of the Company's common stock ("Common Stock").

     (b) The Company shall not be required to segregate any of its assets in order to provide for the satisfaction of its obligations with respect to the Units awarded herein. The Employee shall have no interest whatsoever in any particular property or assets of the Company.

     (c) The Units do not, in and of themselves, constitute a share of, or represent any ownership interest in, the Company. The Employee shall have no rights of a shareholder of the Company by virtue of the award of Units herein. The Units represent, upon vesting as provided in Section 3 hereof, the right to cash as provided in Section 5.

     2.   DESCRIPTION OF UNITS.     Subject to vesting as provided in Section 3
hereof, each Unit shall entitle the Employee to receive, in cash only, the difference between the Base Value of a share of Common Stock and the Market Value of a share of Common Stock on the Exercise Date (the "Net Appreciation"). Base Value shall mean $13.875 per share. Market Value shall mean, as of any Exercise Date, the average composite closing price of the Common Stock on the Nasdaq National

Market System or any national securities exchange on which the Common Stock is then traded (or if the Common Stock is not then traded on the Nasdaq National Market System or a national securities exchange, the average of the representative closing bid prices of the Common Stock on the Nasdaq Small Cap Market or the over-the-counter market), as reported in the Wall Street Journal for each of the four (4) Trading Days preceding such date. Trading Days shall mean a business day on which shares of the Common Stock have actually traded in the public markets in the U.S. Exercise Date shall have the meaning ascribed to such term in Section 4(c) hereof.

     3.   VESTING OF UNITS.   The Employee's right to exercise any Units granted
herein shall not vest until August 16, 1995. Thereafter, the Employee's right pursuant to Section 4 to exercise any Units granted herein shall vest, subject to Sections 4(b) and 7 hereof, at a rate of 16,662 Units on August 16, 1995 and at a rate of 2,777 Units on the day of each month thereafter until the 16th day of January, 1998, at which time the 2,805 unvested Units shall vest. Such vesting shall occur only if the Employee is in the full time employ of the Company or any Company subsidiary on each vesting date and has been continually employed (except for such leaves of absence as have been approved by the Company's Board of Directors) for the period commencing as of the date of this Agreement.

     4.   EXERCISE OF RIGHTS.
          ------------------

     (a) Upon the exercise of the rights relating to each vested Unit, Employee will be entitled to receive payment for the Net Appreciation pursuant to Section 5 hereof. Vested Units may be exercised at the sole discretion of the Employee at any time after August 16, 1995, and continuing thereafter with no expiration date on Employee's right to exercise the Units except as provided herein.

     (b) On the date the Employee ceases, for any reason, to be employed by the Company, Employee shall forfeit all non-vested Units granted him. For this purpose, Employee's employment shall not be deemed to be continued for any days Employee is paid for accrued vacation or sick pay or for severance pay. If Employee's employment is terminated for any reason other than for Misconduct (as defined in Section 7), upon such termination all vested but unexercised Units shall be deemed to have been immediately exercised and payment shall be made to the Employee or, in the case of the Employee's death, to his designated beneficiary or beneficiaries pursuant to Section 10 hereof.

     (c) Except as provided in Section 4(b), Employee must give written notice of any exercise of rights with regard to vested Units to the Human Resources Committee of the Company and to the Chief Financial Officer of the Company at the address of the Company. Such written notice must be given in the manner or form as the Human Resources Committee may determine. Any exercise of rights will be deemed to have been made on the date such notice is received by the Human Resources Committee (the "Exercise Date").

     5.   PAYMENT FOR UNITS.
          -----------------

     (a) Upon exercise by the Employee of each vested Unit, the value of each Unit will be the Net Appreciation and Employee will be entitled to payment from the Company for the number of vested Units multiplied by the Net Appreciation.


     (b) Within 10 days after the Exercise Date of any vested Units by the Employee, the Company shall be obligated to pay the Employee in cash which shall be made by check in U.S. dollars (the "Payment Due Date"). If the Company does not have sufficient funds on hand on the Payment Due Date to make a lump sum cash payment due Employee, which determination shall be made by the Company in its sole discretion, the Company may elect to pay one half of the amount due in cash by check in U.S. dollars and to pay the balance by entering into a promissory note with Employee whereby Company will pay the payment to Employee in monthly installments over a period not to exceed 36 months. Such note shall be unsecured and shall bear interest at an annual rate equal to the prime rate as announced by the Company's then primary bank. Upon the death of the Employee prior to complete payment to him of the entire balance of any such note, all remaining payments due under the note shall be payable to the Employee's designated beneficiary or beneficiaries pursuant to Section 10 hereof. Following such payment or the entering of such a note, the Company shall reduce on its records the total number of Units held by the Employee by the number of Units exercised.

     (c) The Employee shall not be obligated to make any payments to the Company in the event that the value of his Units at any time is less than zero.

     (d) To the extent required by applicable law, the Company shall make tax withholdings on payments made by the Company. The payments required to be made by the Company under this Section 5 shall be reduced by the amount required to be withheld by the United States Internal Revenue Code and the Regulations adopted thereunder and any applicable state law.

     6.   CHANGE OF CONTROL OF COMPANY.
          ----------------------------

     (a) If the Effective Date of a Change of Control of the Company shall occur prior to August 16, 1995, Employee shall forfeit all Units, vested and non-vested, granted him and this Agreement shall be considered cancelled and of no further force or effect and no payment shall be due Employee.

     (b) For purposes of this Agreement, Change of Control shall mean: the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons (not including the Company's Employee Stock Ownership Plan) who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not immediately thereafter own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets. Effective Date shall mean the date on which the Change of Control became a legally enforceable transaction between the Company and the other party or parties to the Change of Control transaction.

     7.   TERMINATION FOR MISCONDUCT.   In the event the Employee's employment
is terminated for Misconduct, then all unexercised vested Units shall be redeemed by the Company within 30 days after termination of employment for the total cash amount of $1.00 for all such Units. The term Misconduct shall mean
(i) repeated failure to report for work other than due to illness or authorized leave of absence; (ii) conviction of a felony; (iii) an act of fraud, embezzlement or dishonesty; (iv) deliberate and intentional violation of the material policies or procedures of the Company; or (v) deliberate and intentional disregard of instructions from the Company's Board of Directors.

     8.   NONASSIGNABILITY.   No right granted herein shall be assignable or
transferable by the Employee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Except as specifically set forth above, the rights shall be exercisable only by the Employee and no other person shall acquire any interest therein.

     9. ADJUSTMENT FOR RECAPITALIZATION. If the outstanding shares of Common Stock of the Company are increased, decreased or otherwise changed through a recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made by the Board of Directors of the Company in the number of Units granted in this Agreement, the non-vested Units granted prior to the change, and Base Value of the Units vested but unexercized.

     10.  DESIGNATION OF BENEFICIARY.   The Employee may designate one or more
beneficiaries (who may be designated contingently or successively and which need not be natural persons) to receive payment for his Units pursuant to Sections 4(b) or 5(b) hereof in the event the Employee dies prior to his receiving the full amount to which he is entitled thereunder. If the Employee has not designated a beneficiary, or if a designated beneficiary predeceases the Employee, the Company shall pay the balance of the amount due the deceased Employee or beneficiary to the Employee's or beneficiary's personal representative.

     11.  NOTICES.   All notices to be given hereunder shall be deemed duly
given when delivered personally in writing or mailed, certified mail, return receipt requested, postage prepaid and addressed, as follows:

          (a)  If to be given to the Company:

               Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111
               Attn: Chief Financial Officer

               With a copy of the notice to:

               Human Resources Committee of Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111

          (b)  If to be given to Employee:

               Horst K. Mehlfeldt
               c/o Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111


or any such other address as either of the parties may furnish to the other in writing in accordance with this Section.

      12. MISCELLANEOUS.   This Agreement may not be changed nor can any
provision hereof be waived except by an instrument in writing duly signed by the parties to this Agreement, and for all purposes this Agreement constitutes a separate and independent agreement. This Agreement shall be interpreted, governed and controlled by the laws of the state of Colorado.

      13. INTEGRATION.   This Agreement represents the entire agreement and
understanding of the parties hereto in respect of the matters referred to herein, and supersedes any prior agreement and understanding between the parties hereto in respect of such matters.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                              BIG O TIRES, INC.


                              By:  /s/ John B. Adams, Executive Vice President

                              EMPLOYEE:


                              By: /s/ Horst K. Mehlfeldt

                      STOCK APPRECIATION RIGHTS AGREEMENT

     This STOCK APPRECIATION RIGHTS AGREEMENT ("Agreement") dated as of February 15, 1995, is between Big O Tires, Inc., a Nevada corporation (the "Company"), and Steven P. Cloward ("Employee").

     This Agreement sets forth the terms and conditions of the stock appreciation rights granted by the Company to the Employee.

     Employee is employed at the pleasure of the Company as its President and a Member of the Office of the Chief Executive, under the direction of the Company's Board of Directors.

     In consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee, intending to be legally bound hereby, agree as follows:

     1.   GRANT OF STOCK APPRECIATION RIGHTS.
          ----------------------------------

     (a) Subject to vesting as provided in Section 3 hereof, the Company hereby grants Employee 100,000 share equivalent units (the "Units"), each of which shall represent an equal, undivided interest in the future appreciation in the value of a share of the Company's common stock ("Common Stock").

     (b) The Company shall not be required to segregate any of its assets in order to provide for the satisfaction of its obligations with respect to the Units awarded herein. The Employee shall have no interest whatsoever in any particular property or assets of the Company.

     (c) The Units do not, in and of themselves, constitute a share of, or represent any ownership interest in, the Company. The Employee shall have no rights of a shareholder of the Company by virtue of the award of Units herein. The Units represent, upon vesting as provided in Section 3 hereof, the right to cash as provided in Section 5.

     2.   DESCRIPTION OF UNITS.     Subject to vesting as provided in Section 3
hereof, each Unit shall entitle the Employee to receive, in cash only, the difference between the Base Value of a share of Common Stock and the Market Value of a share of Common Stock on the Exercise Date (the "Net Appreciation"). Base Value shall mean $13.875 per share. Market Value shall mean, as of any Exercise Date, the average composite closing price of the Common Stock on the Nasdaq National

Market System or any national securities exchange on which the Common Stock is then traded (or if the Common Stock is not then traded on the Nasdaq National Market System or a national securities exchange, the average of the representative closing bid prices of the Common Stock on the Nasdaq Small Cap Market or the over-the-counter market), as reported in the Wall Street Journal for each of the four (4) Trading Days preceding such date. Trading Days shall mean a business day on which shares of the Common Stock have actually traded in the public markets in the U.S. Exercise Date shall have the meaning ascribed to such term in Section 4(c) hereof.

      3.  VESTING OF UNITS.   The Employee's right to exercise any Units granted
herein shall not vest until August 16, 1995. Thereafter, the Employee's right pursuant to Section 4 to exercise any Units granted herein shall vest, subject to Sections 4(b) and 7 hereof, at a rate of 16,662 Units on August 16, 1995 and at a rate of 2,777 Units on the last day of each month thereafter until the 16th day of January, 1998, at which time the 2,805 unvested Units shall vest. Such vesting shall occur only if the Employee is in the full time employ of the Company or any Company subsidiary on each vesting date and has been continually employed (except for such leaves of absence as have been approved by the Company's Board of Directors) for the period commencing as of the date of this Agreement.

      4.  EXERCISE OF RIGHTS.
          ------------------

      (a) Upon the exercise of the rights relating to each vested Unit, Employee will be entitled to receive payment for the Net Appreciation pursuant to Section 5 hereof. Vested Units may be exercised at the sole discretion of the Employee at any time after August 16, 1995, and continuing thereafter with no expiration date on Employee's right to exercise the Units except as provided herein.

      (b) On the date the Employee ceases, for any reason, to be employed by the Company, Employee shall forfeit all non-vested Units granted him. For this purpose, Employee's employment shall not be deemed to be continued for any days Employee is paid for accrued vacation or sick pay or for severance pay. If Employee's employment is terminated for any reason other than for Misconduct (as defined in Section 7), upon such termination all vested but unexercised Units shall be deemed to have been immediately exercised and payment shall be made to the Employee or, in the case of the Employee's death, to his designated beneficiary or beneficiaries pursuant to Section 10 hereof.

      (c) Except as provided in Section 4(b), Employee must give written notice of any exercise of rights with regard to vested Units to the Human Resources Committee of the Company and to the Chief Financial Officer of the Company at the address of the Company. Such written notice must be given in the manner or form as the Human Resources Committee may determine. Any exercise of rights will be deemed to have been made on the date such notice is received by the Chairman of the Human Resources Committee (the "Exercise Date").

     5.   PAYMENT FOR UNITS.
          -----------------

     (a) Upon exercise by the Employee of each vested Unit, the value of each Unit will be the Net Appreciation and Employee will be entitled to payment from the Company for the number of vested Units multiplied by the Net Appreciation.


     (b) Within 10 days after the Exercise Date of any vested Units by the Employee, the Company shall be obligated to pay the Employee in cash which shall be made by check in U.S. dollars (the "Payment Due Date"). If the Company does not have sufficient funds on hand on the Payment Due Date to make a lump sum cash payment due Employee, which determination shall be made by the Company in its sole discretion, the Company may elect to pay one half of the amount due in cash by check in U.S. dollars and to pay the balance by entering into a promissory note with Employee whereby Company will pay the payment to Employee in monthly installments over a period not to exceed 36 months. Such note shall be unsecured and shall bear interest at an annual rate equal to the prime rate as announced by the Company's then primary bank. Upon the death of the Employee prior to complete payment to him of the entire balance of any such note, all remaining payments due under the note shall be payable to the Employee's designated beneficiary or beneficiaries pursuant to Section 10 hereof. Following such payment or the entering of such a note, the Company shall reduce on its records the total number of Units held by the Employee by the number of Units exercised.

     (c) The Employee shall not be obligated to make any payments to the Company in the event that the value of his Units at any time is less than zero.

     (d) To the extent required by applicable law, the Company shall make tax withholdings on payments made by the Company. The payments required to be made by the Company under this Section 5 shall be reduced by the amount required to be withheld by the United States Internal Revenue Code and the Regulations adopted thereunder and any applicable state law.

     6.   CHANGE OF CONTROL OF COMPANY.
          ----------------------------

     (a) If the Effective Date of a Change of Control of the Company shall occur prior to August 16, 1995, Employee shall forfeit all Units, vested and non-vested, granted him and this Agreement shall be considered cancelled and of no further force or effect and no payment shall be due Employee.

     (b) For purposes of this Agreement, Change of Control shall mean: the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons (not including the Company's Employee Stock Ownership Plan) who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not immediately thereafter own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets. Effective Date shall mean the date on which the Change of Control became a legally enforceable transaction between the Company and the other party or parties to the Change of Control transaction.

     7. TERMINATION FOR MISCONDUCT. In the event the Employee's employment is terminated for Misconduct, then all unexercised vested Units shall be redeemed by the Company within 30 days after termination of employment for the total cash amount of $1.00 for all such Units. The term Misconduct shall mean (i) repeated failure to report for work other than due to illness or authorized leave of absence; (ii) conviction of a felony; (iii) an act of fraud, embezzlement or dishonesty; (iv) deliberate and intentional violation of the material policies or procedures of the Company; or (v) deliberate and intentional disregard of instructions from the Company's Board of Directors.

     8.   NONASSIGNABILITY.   No right granted herein shall be assignable or
transferable by the Employee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Except as specifically set forth above, the rights shall be exercisable only by the Employee and no other person shall acquire any interest therein.

     9. ADJUSTMENT FOR RECAPITALIZATION. If the outstanding shares of Common Stock of the Company are increased, decreased or otherwise changed through a recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made by the Board of Directors of the Company in the number of Units granted in this Agreement, the non-vested Units granted prior to the change, and Base Value of the Units vested but unexercised.

     10.  DESIGNATION OF BENEFICIARY.   The Employee may designate one or more
beneficiaries (who may be designated contingently or successively and which need not be natural persons) to receive payment for his Units pursuant to Sections 4(b) or 5(b) hereof in the event the Employee dies prior to his receiving the full amount to which he is entitled thereunder. If the Employee has not designated a beneficiary, or if a designated beneficiary predeceases the Employee, the Company shall pay the balance of the amount due the deceased Employee or beneficiary to the Employee's or beneficiary's personal representative.

     11.  NOTICES.   All notices to be given hereunder shall be deemed duly
given when delivered personally in writing or mailed, certified mail, return receipt requested, postage prepaid and addressed, as follows:

          (a)  If to be given to the Company:

               Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111
               Attn: Chief Financial Officer

               With a copy of the notice to:

               Human Resources Committee of Big O Tires, Inc.
               11755 East Peakview Avenue
               Englewood, Colorado 80111

          (b)  If to be given to Employee:

               Steven P. Cloward
               7732 South Glencoe Court
               Littleton, Colorado 80122


or any such other address as either of the parties may furnish to the other in writing in accordance with this Section.

      12. MISCELLANEOUS.   This Agreement may not be changed nor can any
provision hereof be waived except by an instrument in writing duly signed by the parties to this Agreement, and for all purposes this Agreement constitutes a separate and independent agreement. This Agreement shall be interpreted, governed and controlled by the laws of the state of Colorado.

      13. INTEGRATION.   This Agreement represents the entire agreement and
understanding of the parties hereto in respect of the matters referred to herein, and supersedes any prior agreement and understanding between the parties hereto in respect of such matters.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                              BIG O TIRES, INC.


                              By:  /s/ John B. Adams, Executive Vice President

                              EMPLOYEE:


                              By: /s/ Steven P. Cloward